Exhibit 10.2

FIRST AMENDMENT DEED TO

SHARE PURCHASE AGREEMENT

in respect of

ILIM HOLDING S.A.

by and among

INTERNATIONAL PAPER INVESTMENTS (LUXEMBOURG) S.AR.L.

PULP HOLDING LUXEMBOURG S.AR.L.

ILIM HOLDING LUXEMBOURG S.AR.L.

ILIM HOLDING S.A.

INTERNATIONAL PAPER COMPANY

MR. ZAKHAR SMUSHKIN

MR. MIKHAIL ZINGAREVICH

MR. LEONID ERUHIMOVICH

AND

MR. BORIS ZINGAREVICH

DATED OCTOBER 4, 2007

CONTENTS

1.	Interpretation	1

2.	Confirmations	2

3.	Amendments and Supplements to the SPA	2

4.	Further Assurance	4

5.	SPA Provisions	5

SCHEDULE 1

SCHEDULE 2

SCHEDULE 3

THIS DEED OF AGREEMENT is made on October 4, 2007 by and among

(1)	International Paper Investments (Luxembourg) S.àr.l., a société à responsabilité limitée (limited liability company) incorporated under the laws of Luxembourg with its principal place of business at 65 Boulevard Grande-Duchesse Charlotte, L-1331 Luxembourg (“Purchaser”);

(2)	Pulp Holding Luxembourg S.àr.l., a société à responsabilité limitée (limited liability company) incorporated under the laws of Luxembourg with registered office at 23 rue Aldringen, L-1118 Luxembourg and registered under number B 123088 in the Luxembourg commercial register (“LUXCO 1”);

(3)	Ilim Holding Luxembourg S.àr.l., a société à responsabilité limitée (limited liability company) incorporated under the laws of Luxembourg with registered office at 23 rue Aldringen, L-1118 Luxembourg and registered under number B 123093 in the Luxembourg commercial register (“LUXCO 2” and together with Luxco 1 the “Shareholders” and each of them a “Shareholder”);

(4)	Ilim Holding S.A., a société anonyme (stock corporation) organized and existing under the laws of Switzerland with registered office at Place du Molard 7-9, Geneva, Switzerland (“JVCo”);

(5)	International Paper Company, a corporation organized under the laws of the State of New York United States of America having its headquarters at International Place, 6400 Poplar Ave., Memphis, Tenn. 38197, United States of America (“Purchaser Parent”); and

(6)	Mr Zakhar Smushkin, Mr Mikhail Zingarevich, Mr Leonid Eruhimovich and Mr Boris Zingarevich as guarantors of certain obligations of each Shareholder hereunder (each a “Guarantor”, and together the “Guarantors”).

WHEREAS:

(A)	The parties hereto entered into a Share Purchase Agreement dated 16 August 2007 (the “SPA”) which they have agreed to amend and supplement as set forth in this deed of agreement prior to Closing (“Deed”).

(B)	It is the intention of the parties that the SPA shall remain in full force and effect, save as amended pursuant to the terms of this Deed.

NOW THIS DEED WITNESSES as follows:

1.	INTERPRETATION

1.1	Unless the context requires otherwise, words and expressions in this Deed shall have the same meaning as set forth in the SPA. In addition, the following expressions shall have the following meanings:

“SPA” shall have the meaning given to that term in Recital (A);

“Deed” shall have the meaning given to that term in Recital (A);

2.	CONFIRMATIONS

2.1	The SPA shall continue in full force and effect and the SPA shall from the date of this Deed be read and construed as amended by this Deed.

2.2	Save as otherwise expressly provided in this Deed, nothing in this Deed shall constitute a waiver or discharge of any rights, benefits, obligations and/or liabilities of the parties under the SPA which have accrued immediately prior to execution of this Deed.

2.3	The parties agree that all amendments made by this Deed to the terms of the SPA shall also apply for the purposes of interpreting any references to the provisions of the SPA in the articles of association or board regulations of the Company or any similar or other governing documents of RusCo or any Direct Company Subsidiary.

2.4	The parties agree as follows:

2.4.1	the obligations of the Shareholders pursuant to Section 2.2(q) of the SPA shall be waived; and

2.4.2	the obligations of the Purchaser pursuant to Section 2.4(e)(vii) of the SPA shall be waived.

3.	AMENDMENTS AND SUPPLEMENTS TO THE SPA

3.1	Amendment to Article II: The Closing

3.1.1	Section 2.2(a) shall be amended as follows:

“(a) share certificates representing the number of Sale Shares set opposite such Shareholder’s name on Schedule B, each such certificate to be duly and validly endorsed in favor of the Purchaser.”

3.1.2	References to “Luxembourg” in Section 2.4(a)(i) and 2.4(a)(ii) shall be deleted and replaced by references to “Switzerland”.

3.2	Amendment and supplements to Article VII: Covenants

3.2.1	Purchaser hereby confirms its approval, including pursuant to Section 7.1, to:

(a)	Ilim Trading SA entering into a USD 2,500,000 services agreement with Interpulp Trading SA prior to Closing for Interpulp Trading SA to pay the fees of Frank Graves; and

(b)	RusCo entering into a USD 200,750,000 loan agreement with JVCo on the terms previously disclosed by the Company to Purchaser on 16 September 2007.

3.2.2	The reference to Region-Trade Ltd in Section 7.3(j) shall be replaced by a reference to Region-Finance Ltd.

3.2.3	Section 7.9 shall be supplemented as follows:

“(i) The parties undertake to use their best endeavours to procure that the JVCo Security Agreement is executed by the Shareholders, Purchaser, JVCo and the escrow agent under the Escrow Agreement (or such other person as Shareholders and Purchaser shall agree) in a form reasonably satisfactory to each party thereto as soon as reasonably practicable following the Closing and in any event, no later than 20 Business Days following the Closing (or such later date as the Shareholders and the Purchaser may agree).

“(j) Save as otherwise agreed in writing by RusCo CEO, the Purchaser, the Guarantors and the Shareholders shall procure that each of the arrangements listed in Annex 2 hereto shall be terminated as soon as reasonably practicable following the Closing and in any event, by no later than 1 January 2008; on terms that (x) any such termination shall be performed at no cost to, and with no liability incurred by, any member of the JVCo Group and (y) all material documents with respect to the termination of such arrangements shall have been fully disclosed to the Purchaser prior to 1 January 2008.

“(k) The Shareholders shall procure, and the Guarantors and Purchaser shall each use their commercially reasonable endeavours to procure, that CJSC Ilim Pulp Enterprise shall have transferred the licence for MySAP ERP Sotrudnik software to RusCo as soon as reasonably practicable following the Closing and in any event, no later than 1 January 2008.

(l) the parties undertake to use their best endeavours to procure that a shareholders meeting of RusCo is held as soon as reasonably practicable after Closing and in any event by no later than December 14, 2007 in order to (i) adopt the RusCo Board Regulations in the Agreed Form and (ii) approve the sale and trading agreements to be entered into between RusCo and Ilim Trading S.A as are set out in Schedule 3 together with such other sale and trading agreements agreed between the Shareholders and Purchaser (acting reasonably).

(m) JVCo and each Shareholder undertake to Purchaser, and Purchaser undertakes to JVCo and each Shareholder, to use their best endeavours to procure that the two directors of JVCo, Patrick Bittel and Rolf Dieter Renz, having joint signature authority, are registered as the only “authorized representatives” of JVCo in (i) the shareholders’ register of RusCo held with the Central Moscow Depository with effect as soon as reasonably practicable following the Closing and in any event, no later than 10 Business Days following the Closing (and that notification of such joint signature authority is given to the Central Moscow Depository within 3 Business Days following the Closing) and (ii) the shareholders’ registers of each of CJSC Fintrans, CJSC NewCom, OJSC Ust Ilim Mechanical Plant and OJSC Ilim Gofra with effect as soon as reasonably practicable following the Closing and in any event, no later than 14 Business Days following the Closing.

3.2.4	A new Section 7.11 shall be added as follows:

“7.11 Fees and Expenses. The fees or commissions listed in Section 4.41 of the Disclosure Schedule shall be reflected in a corresponding decrease in actual Cash in the Closing Financial Statements as at 30 September 2007 or otherwise reflected so as to increase the Actual Net Debt referenced in Section 1.2(b) by the aggregate amount of such fees and Schedule E shall be construed accordingly.”

3.2.5	A new Section 7.12 shall be added as follows:

“RusCo register. The Shareholders shall procure that at Closing Albina Boeckli is the only person registered as an “authorized representative” of JVCo in the shareholders’ register of RusCo.”

3.3	Amendments to Article IX: Termination

The reference to “5.30pm (Moscow time) on 5 October 2007” in Section 9.1(b) shall be deleted and replaced with a reference to “11.59pm (Moscow time) on 5 October 2007”

3.4	Amendments and Supplements to Article XI: Miscellaneous

Section 11.1 shall be amended by adding a sentence as follows:

“The Shareholders as a group and Purchaser shall each bear half of all fees (including professional fees of counsel) payable in connection with the antitrust filings made in South Korea, Turkey and the Ukraine.”

3.5	Amendments and supplements to Schedules A, C and D

3.5.1	Schedules A, C and D to the SPA shall be supplemented and amended as set forth in Schedule 1 hereto.

3.5.2	The parties agree and acknowledge that with respect to the arrangements listed in Annex 2 hereto, the obligations set out in paragraphs 3(a) and (h) of Part A of Schedule C to the SPA to terminate such arrangements as of the Closing Date shall not apply and instead the obligations to terminate such arrangements under Section 7.9(j) of the SPA (as amended by this Deed) shall apply.

3.6	Supplement to Schedule J “Specified Matter”

Schedule J to the SPA shall be supplemented as follows:

8.	Investment obligations under the Timberland Lease Agreements

Losses arising as a result of termination of any Specified Timberland Lease Agreement to the extent such termination is a result of a failure to comply with an obligation under such Specified Timberland Lease Agreement to (x) make any capital, financial or other investment, (y) supply any products to third parties or (y) guarantee employment of specified number of employees.

9.	Agreements with Excluded Companies

Any loss arising as a result of any waiver from an Excluded Company referred to in Section 3(b) of Schedule C to the SPA (other than OJSC Kotlassky Most, OJSC Armeysky Investitsii, OJSC Beloe More, CJSC Objedinenije Ermak and OJSC Natsionalny Reservny Bank) not having been given by such Excluded Company prior to or at Closing.

3.7	Amendment to Exhibit F “Spousal Consent”

Exhibit F shall be amended and restated by the form attached as Schedule 2 hereto.

4.	FURTHER ASSURANCE

Each party shall do or procure to be done all such further acts and things, and execute or procure the execution of all such other documents, as any other party may from time to time reasonably require for the purpose of giving to such other party the full benefit of all of the provisions of this Deed.

5.	SPA PROVISIONS

The provisions of Article IX (Termination) and Article XI (Miscellaneous) of the SPA (as amended by this Deed) shall be deemed incorporated in this Deed as if set out in full herein.

IN WITNESS whereof this Deed has been executed by the parties hereto and is intended to be and is hereby delivered on the date first above written

SIGNED as a DEED and DELIVERED on behalf of
INTERNATIONAL PAPER INVESTMENTS
(LUXEMBOURG) S.AR.L
a société a responsabilité limitée	)
(limited liability company) incorporated under	)	/s/ C. Cato Ealy
the laws of Luxembourg by Mr Cato Ealy,	)
as attorney-in-fact of the Company,	)
in the presence of

/s/ Ani Kusheva
Signature of Witness

Ani Kusheva
Name of Witness

London, United Kingdom
Address of Witness

SIGNED as a DEED and DELIVERED on behalf of	)
ILIM HOLDING SA, a société anonyme	)	/s/ Patrick T Bittel
(stock corporation) organized and existing	)
under the laws of Switzerland by	)
Mr Patrick T Bittel, being a person who,	)
in accordance with the laws of the territory,	)
is acting under the authority of the Company,	)
in the presence of	)

/s/ Daniel C. Crosby
Signature of Witness

Daniel C. Crosby
Name of Witness

21 GrandRue, 1297 Founex, Switzerland
Address of Witness

SIGNED as a DEED and DELIVERED on behalf of
INTERNATIONAL PAPER COMPANY
acting by a duly authorized representative

C. Cato Ealy	/s/ Mary Laschinger
Signature of representative	Signature of representative

C. Cato Ealy	Mary Laschinger
Name of representative	Name of representative

SIGNED as a DEED and DELIVERED on behalf of	)
PULP HOLDING LUXEMBOURG S.À.R.L.	)
a société a responsabilité limitée	)
(limited liability company) incorporated under	)	/s/ Jean Donnet
the laws of Luxembourg by Mr Albert Aflalo,	)
as attorney-in-fact of the Company,	)
in the presence of	)

/s/ Julia Tang
Signature of Witness

J. Tang
Name of Witness

London
Address of Witness

SIGNED as a DEED and DELIVERED on behalf of	)
ILIM HOLDING LUXEMBOURG S.À.R.L.	)
a société a responsabilité limitée	)	/s/ Jean Donnet
(limited liability company) incorporated under	)
the laws of Luxembourg by Mr Jean Donnet,	)
as attorney-in-fact of the Company,	)
in the presence of	)

/s/ Daniel C. Crosby
Signature of Witness

Daniel C. Crosby
Name of Witness

21 Grand Rue, 1297 Founex, Switzerland
Address of Witness

Signed as a DEED and DELIVERED by	) )
MR. ZAKHAR SMUSHKIN	)	/s/ Zakhar Smushkin
in the presence of	)

/s/ T. B. Mitchelson
Signature of Witness

T. B. Mitchelson
Name of Witness

London
Address of Witness

Signed as a DEED and DELIVERED by	) )
MR. MIKHAIL ZINGAREVICH	)	/s/ Mikhail Zingarevich
in the presence of	)

/s/ T. B. Mitchelson
Signature of Witness

T. B. Mitchelson
Name of Witness

London
Address of Witness

Signed as a DEED and DELIVERED by	) )
MR. BORIS ZINGAREVICH	)	/s/ Boris Zingarevich
in the presence of	)

/s/ T. B. Mitchelson
Signature of Witness

T. B. Mitchelson
Name of Witness

London
Address of Witness

Signed as a DEED and DELIVERED by	) )
MR. LEONID ERUHIMOVICH	)	/s/ Leonid Eruhimovich
in the presence of	)

/s/ T. B. Mitchelson
Signature of Witness

T. B. Mitchelson
Name of Witness

London
Address of Witness

SCHEDULE 1

1.1	Schedule C3 and Schedule D of the SPA shall be deleted and replaced by the versions of those Schedules set out in Annex 1 hereto, it being expressly agreed that such restatement of Schedule C3 and Schedule D is without prejudice to any of the rights of the Purchaser or the Purchaser Parent for breach of the provisions of the SPA by the Guarantors, the Shareholders and JVCo.

1.2	Paragraph 3 (a) of Part A of Schedule C of the SPA shall read as follows:

“(a)	All arrangements (contractual or otherwise) between any Controlled JVCo Subsidiary and any Excluded Company, including, without limitation, the items listed in Section 4.27(j) of the Disclosure Schedule, shall have been terminated other than (w) any contracts of employment to which a Guarantor is a party fully disclosed to Purchaser prior to the date of this Agreement, (x) the Separation Agreements (other than the Material Separation Agreements) and Ancillary Agreements, (y) any arms’ length terms agreements with a value or potential liability not exceeding US$100,000 or its equivalent fully disclosed to Purchaser prior to the date of this Agreement and (z) the agreements referred to in Section 7.9(j) of this Agreement; provided that (x) any such termination shall be performed at no cost to, and with no liability incurred by, any member of the JVCo Group unless such costs and liability shall have been fully disclosed to the Purchaser and shall have been properly reflected in the Closing Estimated Unaudited Financial Statements and the Closing Financial Statements and in the calculation of the Initial Purchase Price and the Final Purchase Price, as applicable, and (y) all material documents with respect to the termination of such arrangements shall have been fully disclosed to the Purchaser prior to the Closing.”

1.3	Paragraph 4(e) of Part A of Schedule C to the SPA shall be amended as follows:

“(e) The Existing Trading Companies shall have transferred to the New Trading Company all Intellectual Property (including all proprietary software, except the licence for MySAP ERP Sotrudnik software), which are currently used, or required for use, by the Existing Trading Companies, at no cost to, and with no liability incurred by, any member of the JVCo Group.”

1.4	Notwithstanding the provisions of paragraph 5(b) of Part A of Schedule C to the SPA, the parties agree that the preliminary immovable property purchase agreement entered into by OJSC KTsBK and CJSC Euroleasing on 25 June 2007 shall remain in force after the Closing Date.

1.5	Paragraph 3(d) of Part A of Schedule C to the SPA shall be amended by inserting the following sentence at the end of the paragraph:

1.6	“The parties acknowledge and agree that OJSC Ilim Group will obtain ownership of the office building located at 27 01 31 01, 31 Bratsk, Irkutsk Region, Russian Federation (cadastral number 38:34:01 60 01:0001:1544-31), which is the subject of an immovable property purchase agreement dated 21 September 2007 between CJSC Ilim Pulp Enterprise as seller and OJSC Ilim Group as purchaser, following the state registration after Closing of the ownership right transfer;

1.7	Paragraph 9(i) of Part A of Schedule C to the SPA shall be deleted.

1.8	For the purposes of the definition of “Material Separation Agreements” in Schedule A to the SPA, the agreements listed below shall not constitute “Material Separation Agreements” for the purposes of the SPA (but, for the avoidance of doubt shall still constitute “Separation Agreements” for the purposes of the SPA):

	Contract	Status

1.	Solid wood supply agreement No. 7/1 with Baltles LLC	Will continue in effect until 31.12

2.	Purchase and sale agreements No.02 and 03/ ] with Baltles LLC	Will continue in effect until 31.12

1.	Finished products purchase and sale agreements No.01/ (410-956-04) and 01/ (410-1201-04, 410-70) with Baltles LLC	Will continue in effect until 31.12

2.	Finished products commission agreements No 28 (410-130-07) and 25 (410-277) with Baltles LLC	Will continue in effect until 31.12

3.	Blue Arrow Subleasing Agreement with OAO Ilim Group 119-1537-05	Will continue in effect until 31.12

1.	Finished products purchase and sale agreement No.01/K with Baltles LLC	Will continue in effect until 31.12

1.	Interpulp Trading Ltd

2.	Transportation and forwarding services agreement with ZAO Fintrans 33/2/2002	Will continue in effect until 31.10

SCHEDULE 2

FORM OF SPOUSAL CONSENT

I, [•](Passport No. [•], issued by [•] on [•], resident at: [•]), hereby agree to my spouse’s, [•] (Passport No. [•], issued by [•] on [•], resident at: [•]) entering (i) as a guarantor, into the Stock Purchase Agreement with respect to ILIM HOLDING S.A., among INTERNATIONAL PAPER INVESTMENTS (LUXEMBOURG) S.AR.L, PULP HOLDING LUXEMBOURG S.A.R.L., ILIM HOLDING LUXEMBOURG S.A.R.L., MR. ZAKHAR SMUSHKIN, MR. MIKHAIL ZINGAREVICH, MR. LEONID ERUHIMOVICH and MR. BORIS ZINGAREVICH, dated 16 August• 2007 (the “SPA”), (ii) the Shareholders Agreement with respect to ILIM HOLDING S.A., among INTERNATIONAL PAPER INVESTMENTS (LUXEMBOURG) S.AR.L, PULP HOLDING LUXEMBOURG S.A.R.L., ILIM HOLDING LUXEMBOURG S.A.R.L., ILIM HOLDING S.A., INTERNATIONAL PAPER COMPANY, MR. ZAKHAR SMUSHKIN, MR. MIKHAIL ZINGAREVICH, MR. LEONID ERUHIMOVICH and MR. BORIS ZINGAREVICH, dated as of 1 October 2007 (the “SHA”) and (iii) any and all agreements and deeds expressly set forth in the SPA and the SHA ((i), (ii) and (iii) being collectively referred to as the “Agreements”) as well as any other documents and spouse’s personal undertakings, necessary for the consummation of the transactions set forth in the SPA and the SHA.

The Agreements have been made available to me, and I have no claims in connection with the contents thereof.

I understand the contents of Articles 35 through 37 of the Family Code of the Russian Federation.

The City of St Petersburg,
(date)

(signature)

[NAME]

[Evidence of notarization of the spouse consent].

SCHEDULE 3

TRADING AGREEMENTS

The following agreements between RusCo and Ilim Trading SA.

1.	Supply paper for wallpaper production

2.	Supply kraft-liner

3.	Supply bag paper

4.	Supply offset paper

5.	Supply viscose sulphite pulp

6.	Supply bleached hardwood sulphate pulp

7.	Supply tall rosin

8.	Supply bleached softwood sulphate pulp

9.	Supply fluting

10.	Supply unbleached pulp from waste

11.	Supply lignosulphonates.

ANNEX 1

Part 1 – Schedule C3

Part 2 – Schedule D

ANNEX 2

Section 7.9(j) Agreements with Excluded Companies